UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2024

GXO LOGISTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2024, GXO Logistics, Inc. (“GXO”) completed its previously announced offering of $1.1 billion in aggregate principal amount of senior notes, consisting of $600 million in aggregate principal amount of notes due 2029 (the “2029 notes”) and $500 million in aggregate principal amount of notes due 2034 (the “2034 notes”, and together with the 2029 notes, the “notes”). The notes were issued pursuant to an indenture dated as of July 2, 2021 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of May 6, 2024 (the “Supplemental Indenture”, and the Base Indenture as amended or supplemented by the Supplemental Indenture, the “Indenture”), in each case between GXO and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”).

The 2029 notes will accrue interest at a rate of 6.250% per year, payable semi-annually in cash in arrears on May 6 and November 6 of each year, beginning on November 6, 2024. The 2029 notes will mature on May 6, 2029, unless earlier repurchased or redeemed, if applicable. The 2034 notes will accrue interest at a rate of 6.500% per year, payable semi-annually in cash in arrears on May 6 and November 6 of each year, beginning on November 6, 2024. The 2034 notes will mature on May 6, 2034, unless earlier repurchased or redeemed, if applicable.

The notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to GXO’s registration statement on Form S- 3ASR (File No. 333-259217) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) and automatically effective on August 31, 2021 (the “Shelf Registration Statement”). The terms of the notes are further described in GXO’s prospectus supplement dated April 25, 2024 as filed with the SEC under Rule 424(b)(2) of the Act on April 29, 2024.

GXO may redeem some or all of the notes of each series at the applicable redemption price, as described in the Supplemental Indenture.

The Indenture contains customary events of default with respect to the notes, including failure to make required payments, failure to comply with certain agreements or covenants and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the notes. If any other event of default under the Indenture occurs and is continuing with respect to a series of notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding notes of such series may declare the acceleration of the amounts due under the applicable notes.

The notes are GXO’s unsecured, unsubordinated debt obligations, and rank equally in right of payment with GXO’s other existing and future unsecured, unsubordinated obligations.

GXO intends to use the net proceeds from the sale of the notes to fund its acquisition of Wincanton plc (“Wincanton”), to fund the redemption, repayment, prepayment or satisfaction and discharge or other payment in satisfaction of indebtedness of GXO and its subsidiaries, to pay fees and expenses in respect of the foregoing, and for general corporate purposes.

In certain circumstances set forth in the Supplemental Indenture relating to the failure of GXO to acquire at least a majority of the issued ordinary share capital of Wincanton on or before the date that is five (5) Business Days after the Longstop Time (as defined in the Supplemental Indenture) or GXO’s notice to the Trustee that it will no longer pursue the acquisition of Wincanton, GXO will be required to redeem the notes then outstanding at a redemption price equal to 101% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the special mandatory redemption date, in accordance with the terms of the Supplemental Indenture.

Concurrently with the closing of the offering of the notes, GXO reduced all commitments to zero under the previously announced (i) Bridge Term Loan Credit Agreement, dated as of February 29, 2024, among GXO, the lenders and other parties from time to time party thereto and Bank of America, N.A., as administrative agent and (ii) Term Loan Credit Agreement, dated as of March 29, 2024, among GXO, the lenders and other parties from time to time party thereto and Bank of America N.A., as administrative agent.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the forms of the notes included therein), copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
4.1	Indenture, dated as of July 2, 2021, among GXO Logistics, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association, as Trustee) (incorporated by reference to Exhibit 4.1 to GXO’s Amendment No. 3 to the Registration Statement on Form 10 (Commission file no. 001-40470) filed with the SEC on July 7, 2021)
4.2	Second Supplemental Indenture, dated as of May 6, 2024, among GXO Logistics, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as Trustee (including the forms of the notes)
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 hereto)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by GXO in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors GXO believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; GXO and/or Wincanton’s ability to align GXO and/or Wincanton’s investments in capital assets, including equipment, service centers and warehouses, to their respective customers’ demands; GXO and/or Wincanton’s ability to successfully integrate and realize anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the acquisition of Wincanton; acquisitions may be unsuccessful or result in other risks or developments that adversely affect GXO and/or Wincanton’s financial condition and results; GXO and/or Wincanton’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; GXO and/or Wincanton’s indebtedness; GXO and/or Wincanton’s ability to raise debt and equity capital; litigation; labor matters, including GXO and/or Wincanton’s ability to manage its subcontractors, and risks associated with labor disputes at GXO and/or Wincanton’s customers’ facilities and efforts by labor organizations to organize its employees; risks associated with defined benefit plans for GXO and/or Wincanton’s current and former employees; GXO and/or Wincanton’s ability to attract or retain necessary talent; the increased costs associated with labor; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to GXO and/or Wincanton’s intellectual property rights; governmental regulation, including environmental laws, trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; damage to GXO and/or Wincanton’s reputation; a material disruption of GXO and/or Wincanton’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; failure in properly handling the inventory of GXO and/or Wincanton’s customers; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives or business systems successfully; GXO and/or Wincanton’s ability to achieve Environmental, Social and Governance goals; and a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Chief Legal Officer